UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2020
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The E.W. Scripps Company (the "Company") has promoted Dan Perschke, Assistant Controller, to Vice President, Controller, effective immediately. In this role, Perschke will also be designated as Principal Accounting Officer for the Company and will be responsible for the Company’s accounting systems, internal accounting controls, financial reporting and related accounting management. He joined Scripps in 2008 as a senior analyst of financial reporting. In 2015, he became the finance business partner for the Local Media division, and he became Vice President, Assistant Controller in 2018. He began his career as an auditor with PwC.

Item 8.01 Other Events

The Company has also promoted Rebecca Riegelsberger, Vice President of Tax and Treasury, to Treasurer, Vice President, Tax, effective immediately. Riegelsberger will have responsibility for managing the Company’s cash flow and debt, minimizing financial risk and overseeing all aspects of the tax function. She also will have oversight for financial investments, liquidity and capital growth and allocation. Riegelsberger has been with Scripps since 2015, serving as Vice President of Tax before her role was expanded in 2017 to also include treasury operations. From 2009 to 2015, she served as tax manager, then tax director for Scripps Networks Interactive. Riegelsberger began her career as a tax analyst at Duke Energy.

Perschke and Riegelsberger will report to Lisa Knutson, Executive Vice President and Chief Financial Officer, and to the new CFO when Knutson takes the role of leader of the new national networks business at the close of Scripps' ION Media acquisition.

The promotions come after Doug Lyons, Senior Vice President, Controller and Treasurer, was appointed to a new role as Senior Vice President, Financial Strategy and Special Projects. Lyons will report to Adam Symson, Scripps' President and Chief Executive Officer, and will help the Company navigate strategic opportunities tied to enterprise-level value creation.

The press release announcing these appointments is included as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

99.1	Press release dated November 16, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ William Appleton
William Appleton
Executive Vice President and General Counsel
Dated: November 16, 2020
4